SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)        MAY 11, 2004
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                           RCG COMPANIES INCORPORATED
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             (Exact name of registrant as specified in its charter)


       Delaware                      1-8662                      23-2265039
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(State or other jurisdiction    (Commission File               (IRS Employer
    or incorporation)               Number)                  Identification No.)



         6836 Morrison Blvd., Suite 200, Charlotte, North Carolina 28211
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          (Address of principal executive offices, including zip code)


Registrant's telephone number, including area code      (704) 366-5054
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          (Former name or former address, if changed since last report)


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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (a)   Exhibits:

            99.1 Press Release dated May 11, 2004


Item 9. Regulation FD Disclosure.

      On May 11, 2004, the Company issued a press release announcing that on May 11, 2004 it signed a definitive agreement to acquire Response Personnel, Inc., RPI Professional Alternatives, Inc., RPI Services, Inc., Response Medical Staffing of Connecticut, Inc., and Response Medical Staffing of New Jersey, Inc. The closing of the acquisition is subject to obtaining third party consents, closing on financial commitments and other customary closing conditions. A copy of the press release is filed as an exhibit herewith.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    RCG COMPANIES INCORPORATED


                                    By:  /s/ Michael Pruitt
                                         ---------------------------------------
                                         Name: Michael Pruitt
                                         Its: Chief Executive Officer

Dated:  May 11, 2004